SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


              Date of Report (Date of earliest event reported): May 17, 2004
                                                               (May 17, 2004)

                              TrustCo Bank Corp NY


                (Exact name of registrant as specified in its charter)

                                    New York
                     (State or other jurisdiction of incorporation)


          0-10592                                        14-1630287
 -----------------------------------          ---------------------------------
   (Commission File Number)                   (IRS Employer Identification No.)


                     5 Sarnowski Drive, Glenville, New York 12302
                     (Address of principal executive offices) (Zip Code)



            Registrant's telephone number, including area code: (518) 377-3311
                                                                --------------





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  TrustCo Bank Corp NY


  Item 5.      Other Events

               Press release dated May 17, 2004 discussing results of the Annual Meeting held May 17, 2004. Attached is a copy of the Press Release labeled as Exhibit 99(a).




  Item 7       (c) Exhibits


               Reg S-K Exhibit No.  Description

                           99(a)    Press release dated May 17, 2004,
                                    discussing results of the Annual Meeting held on May 17, 2004.









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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


  Dated: May 17, 2004

                                         TrustCo Bank Corp NY
                                         (Registrant)


                                         By:/s/ Robert T. Cushing
                                            ----------------------------
                                             Robert T. Cushing
                                             Executive Vice President and Chief
                                             Financial Officer




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                                  Exhibits Index


  The following exhibits are filed herewith:


  Reg S-K Exhibit No.      Description                                  Page
  ------------------       ------------------------------              --------
         99(a)             Press release dated May 17, 2004               5
                           discussing results of the Annual Meeting held on May 17, 2004.








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                                                                Exhibit 99(a)
  TRUSTCO
  Bank Corp NY                                                  News Release
  ---------------------------------------------------------------------------
  5 Sarnowski Drive, Glenville, New York, 12302
  (518) 377-3311   Fax: (518) 381-3668

  Subsidiary:  Trustco Bank                                     NASDAQ - TRST

  Contact:     Robert M. Leonard
               Vice President
               518-381-3693


  FOR IMMEDIATE RELEASE:

       TRUSTCO BANK CORP NY ANNOUNCES RESULTS OF ANNUAL MEETING


       Glenville, New York, May 17, 2004 - Today the shareholders of TrustCo Bank Corp NY elected three members to the Board of Directors at the Company's Annual Meeting. Directors Joseph A. Lucarelli and Robert A. McCormick were elected to three-year terms and Anthony J. Marinello, M.D., Ph.D. was elected to a one-year term, each by an overwhelming majority of the shareholders.

       The TrustCo Bank Corp NY Director Stock Option Plan and the TrustCo Bank Corp NY Stock Option plan were also approved by a substantial majority of the shareholders.

       An amendment to TrustCo's Amended and Restated Certificate of Incorporation to change the minimum and maximum numbers of directors also was approved by more than two-thirds of the shareholders.

       Finally, KPMG LLP's appointment as independent auditors for the Company in 2004 was overwhelmingly ratified.

       TrustCo Bank Corp NY is a $2.8 billion bank holding company, and through its subsidiary, Trustco Bank, operates 69 bank offices in New York, Vermont, and Florida. In addition, the bank operates a full service Trust Department with $961 million of assets under management. The common shares of TrustCo are traded on the Nasdaq National Market tier of the Nasdaq Stock Market under the symbol TRST.




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